UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5567

MFS INTERMEDIATE HIGH INCOME FUND

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual report

MFS® Intermediate High Income Fund

(Formerly Colonial Intermediate High Income Fund)

11/30/07

CIH-ANN

MFS® Intermediate High Income Fund

CONTACT INFORMATION	BACK COVER

New York Stock Exchange Symbol:  CIH

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR

NCUA/NCUSIF

LETTER FROM THE CEO

Dear Shareholders:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

January 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Gaming & Lodging	9.8%
Broadcasting	9.7%
Medical & Health Technology & Services	9.1%
Utilities — Electric Power	7.2%
Automotive	6.5%

Credit quality of bonds (r)
AA	0.3%
A	0.1%
BBB	5.0%
BB	23.0%
B	51.0%
CCC	18.9%
Not Rated	1.7%

Portfolio facts
Average Duration (d)(i)	6.4
Average Life (i)(m)	9.8 yrs.
Average Maturity (i)(m)	9.8 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	B+
Average Credit Quality of Rated Securities (short-term) (a)	A-1

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of it’s value.

(i)	For purposes of this presentation, the bond and loan components include accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.

(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.

(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 11/30/07.

From time to time “Cash & Other Net Assets” may be negative due to borrowings for leverage transactions, timing of cash receipts and/or equivalent exposure from any derivative holdings.

Percentages are based on net assets as of 11/30/07, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

The MFS Intermediate High Income Fund (the “fund”) is a closed-end fund investing primarily in high-yield fixed income securities in lower-rated categories. Effective close of business June 29, 2007, Massachusetts Financial Services Company, Inc. (“MFS Investment Management”) became the investment adviser to the fund. Prior to June 30, 2007, Columbia Management Advisors, LLC was the fund’s investment adviser.

For the twelve months ended November 30, 2007, shares of the MFS Intermediate High Income Fund provided a total return of 3.34%, at net asset value. This compares with a return of 2.69% for the fund’s benchmark, the Lehman Brothers U.S. High-Yield Corporate Bond Index. Total return for the fund is also calculated using the New York Stock Exchange price which can differ from the net asset value and accordingly the total return that is calculated based on the net asset value and the New York Stock Exchange price can be different. See the Performance Summary for additional information.

Market environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets – particularly in the mortgage and structured-products areas – experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant into November. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Management review – continued

Contributors to performance

The fund’s long duration(d) stance contributed to relative performance as interest rates generally declined during the reporting period.

Our underweighted position in “BB” rated(s) securities, which underperformed on a relative basis, also helped results as credit spreads widened.

Yield was a positive factor in performance relative to the Lehman Brothers U.S. High-Yield Corporate Bond Index over the investment period.

Top individual contributors that boosted relative results included the debt of FMG Finance, the financing vehicle for Australia-based Fortescue Metals Group, broadcasting company Intelsat, and Lyondell Chemical.

Detractors from performance

The fund’s overweighted positions in lower-quality “B” and “CCC” rated securities detracted from relative performance.

Holdings of bonds in the corporate and industrial sectors also held back results.

Debt holdings of finance companies, General Motors Acceptance Corp. and Ford Motor Credit, and gaming and lodging companies, Tropicana Entertainment and Station Casinos, were among the portfolio’s largest detractors.

Respectfully,

John Addeo	David Cole
Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective June 2007, John Addeo and David Cole became portfolio managers of the fund.

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 11/30/07

The following chart represents the fund’s historical performance in comparison to its benchmark(s). Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares.

Price Summary
Year Ended 11/30/07	Date	Price
Net Asset Value	11/30/07	$3.47
	11/30/06	$3.64
New York Stock Exchange Price	11/30/07	$2.97
	5/15/07 (high) (t)	$3.64
	8/16/07 (low) (t)	$2.87
	11/30/06	$3.46

Total Returns vs Index

Year Ended 11/30/07

New York Stock Exchange Price (r)	(6.95)%
Net Asset Value (r)	3.34%
Lehman Brothers U.S. High-Yield Corporate Bond Index (f)	2.69%
Lipper High Current Yield Funds (Leveraged) Average (b)	(4.46)%

(b)	Effective June 30, 2007, MFS no longer compares the fund’s performance to a Lipper average as the benchmark(s) listed above more closely correspond to the fund’s investment policies and objectives.

(f)	Source: FactSet Research Systems Inc.

(r)	Includes reinvestment of dividends and capital gain distributions.

(t)	For the period December 1, 2006 through November 30, 2007.

Index Definition

Lehman Brothers U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

Performance summary – continued

Lipper High Current Yield Funds (Leveraged) Average – Funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. These funds can be leveraged via use of debt, preferred equity, and/or reverse repurchase agreements.

It is not possible to invest directly in an index.

Notes to Performance Summary

The fund’s shares may trade at a discount or premium to net asset value. Shareholders do not have the right to cause the fund to repurchase their shares at net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s liquidation. As a result, the total return that is calculated based on the net asset value and New York Stock Exchange price can be different.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS OF THE FUND

Investment Objective

The fund’s investment objective is to seek high current income, but may also consider capital appreciation. The fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS normally invests at least 80% of the fund’s net assets in high income debt instruments. MFS may invest the fund’s assets in other types of debt instruments and equity securities. MFS may invest up to 100% of the fund’s assets in lower quality debt instruments, including those that are in default.

MFS may invest the fund’s assets in foreign securities, including emerging market securities.

The fund’s dollar-weighted average life will normally be between three and ten years. In determining an instrument’s life for purposes of calculating the fund’s average life, an estimate of the average time for its principal to be paid is used. This can be substantially shorter than its stated maturity.

MFS may invest the fund’s assets in mortgage dollar rolls.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

The fund may use leverage by borrowing up to 33 1/3% of the fund’s gross assets and investing the proceeds pursuant to its investment strategies.

Principal Risks

Stock markets are volatile and can decline due to adverse issuer, market, industry, political, regulatory or economic conditions. The value of the portfolio’s equity investments will fluctuate in response to many factors including company specific factors as well as general market, economic, political and regulatory conditions. Foreign investments can be more volatile than U.S. investments. Changes in currency exchange rates can affect the U.S.

Investment Objective, Principal Investment Strategies and Risks of the Fund – continued

dollar rate of foreign currency investments and investments denominated in foreign currency. Investing in emerging markets can involve risks in addition to those generally associated with investing in more developed foreign markets. The portfolio’s yield and share prices change daily based on the credit quality of its investments and changes in interest rates. In general, the value of debt securities will decline when interest rates rise and will increase when interest rates fall. Debt securities with longer maturity dates will generally be subject to greater price fluctuations than those with shorter maturities. Mortgage securities are subject to prepayment risk which can offer less potential for gains in a declining interest rate environment and greater potential for loss in a rising interest rate environment. Derivatives can be highly volatile and involve risks in addition to those of the underlying indicator’s in whose value the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Lower quality debt securities involve substantially greater risk of default and their value can decline significantly over time. To the extent that investments are purchased with the proceeds from the borrowings from a bank, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. When you sell your shares, they may be worth more or less than the amount you paid for them. Please see the prospectus for further information regarding these and other risk considerations. A copy of the fund’s prospectus is available on the EDGAR database on the Securities and Exchange Commission’s Internet Web site at http://www.sec.gov.

PORTFOLIO MANAGERS’ PROFILES

John Addeo	—	Investment Officer of MFS; employed in the investment management area of MFS since 1998. Portfolio manager of the Fund since June 2007.
David Cole	—	Investment Officer of MFS; employed in the investment management area of MFS since 2004. High Yield Analyst at Franklin Templeton Investments from 1999 to 2004. Portfolio manager of the Fund since June 2007.

Note to Shareholders: Effective June 2007, John Addeo and David Cole became portfolio managers of the fund.

DIVIDEND REINVESTMENT PLAN

The Fund generally distributes net investment income monthly and capital gains annually. Under the Fund’s Dividend Reinvestment Plan (the “Plan”) all distributions will be reinvested automatically in additional shares of the Fund, unless the shareholder elects to receive cash or the shares are held in broker or nominee name and a reinvestment service is not provided by the broker or nominee. All cash distributions will be mailed by check directly to the record holder by the dividend paying agent.

If the market price of the shares on the distribution payment date is equal to or greater than the net asset value, Plan participants will be issued shares at the higher of net asset value or 95% of the market price. The aggregate market value of the shares may constitute income to shareholders for federal income tax purposes. However, if the market price of the shares is less than the net asset value, shares will be bought as soon as practicable (but no more than 30 days after the distribution, except as may be required to comply with federal securities laws) in the open market for the accounts of Plan participants. If, during this purchase period, the market price surpasses the net asset value, the average per share price paid may exceed the asset value of the shares, resulting in the acquisition of fewer shares than if the distribution had been in newly-issued shares.

All Plan accounts receive written confirmations of all transactions. Shares purchased under the Plan are held in uncertificated form. Each shareholder’s proxy includes shares purchased pursuant to the Plan. The automatic reinvestment of distributions does not relieve participants of any income tax payable on the distributions.

Fees and expenses of the Plan other than brokerage charges will be paid by the Fund. No brokerage charges are incurred on shares issued directly by the Fund. Participants will bear a pro-rata share of brokerage charges incurred on open market purchases.

A Plan participant may terminate his or her participation by written notice to the Plan agent. The Plan may be amended or terminated on 90 days written notice to the Plan participants. Contact the Plan Agent for additional information regarding the Plan. All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A. by mail at P.O. Box 43078, Providence, RI 02940-3078 or by phone at 1-800-637-2304.

PORTFOLIO OF INVESTMENTS

11/30/07

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 129.6%
Issuer	Shares/Par	Value ($)

Aerospace - 2.7%
Bombardier, Inc., 6.3%, 2014 (n)	$640,000	$627,200
DRS Technologies, Inc., 6.875%, 2013	355,000	350,563
Hawker Beechcraft Acquisition Co. LLC, 9.75%, 2017 (n)	500,000	505,000
TransDigm, Inc., 7.75%, 2014	170,000	171,700
Vought Aircraft Industries, Inc., 8%, 2011	340,000	329,800

		$1,984,263
Apparel Manufacturers - 2.0%
Broder Brothers Co., 11.25%, 2010	$260,000	$208,000
Hanesbrands, Inc., FRN, 8.784%, 2014	220,000	216,700
Levi Strauss & Co., 9.75%, 2015	645,000	647,419
Phillips-Van Heusen Corp., 7.25%, 2011	350,000	350,000
Phillips-Van Heusen Corp., 8.125%, 2013	60,000	61,200

		$1,483,319
Asset Backed & Securitized - 0.4%
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.26%, 2017	$155,000	$145,642
Merrill Lynch Mortgage Trust, FRN, 6.022%, 2017	155,000	143,642

		$289,284
Automotive - 6.3%
Allison Transmission, Inc., 11%, 2015 (n)	$630,000	$606,375
Ford Motor Credit Co. LLC, 9.75%, 2010	1,730,000	1,680,439
Ford Motor Credit Co. LLC, 7.8%, 2012	710,000	632,770
General Motors Corp., 8.375%, 2033	728,000	604,240
Goodyear Tire & Rubber Co., 8.625%, 2011	107,000	111,815
Goodyear Tire & Rubber Co., 9%, 2015	244,000	259,860
J.B. Poindexter & Co., 8.75%, 2014	260,000	215,800
TRW Automotive, Inc., 7%, 2014 (n)	530,000	495,550

		$4,606,849
Basic Industry - 0.5%
General Cable Corp., FRN, 7.735%, 2015	$170,000	$164,050
General Cable Corp., 7.125%, 2017	170,000	167,450

		$331,500
Broadcasting - 9.5%
Allbritton Communications Co., 7.75%, 2012	$580,000	$574,200
CanWest MediaWorks LP, 9.25%, 2015 (n)	480,000	466,800
Clear Channel Communications, Inc., 4.9%, 2015	300,000	227,008

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Broadcasting - continued
Clear Channel Communications, Inc., 5.5%, 2016	$505,000	$381,862
CMP Susquehanna Corp., 9.875%, 2014	355,000	298,200
Inmarsat Finance II PLC, 0% to 2008, 10.375% to 2012	460,000	442,750
Intelsat Bermuda Ltd., 11.25%, 2016	510,000	527,850
Intelsat Corp., 9%, 2014	226,000	229,390
Intelsat Corp., 0% to 2010, 9.25% to 2015	310,000	254,200
Intelsat Ltd., FRN, 11.409%, 2013	130,000	133,413
ION Media Networks, Inc., FRN, 11.492%, 2013 (n)	430,000	426,775
Lamar Media Corp., 6.625%, 2015	480,000	456,000
Lamar Media Corp., 6.625%, 2015 (z)	295,000	280,250
LBI Media, Inc., 8.5%, 2017 (n)	210,000	202,650
Lin Television Corp., 6.5%, 2013	460,000	434,700
Local TV Finance LLC, 9.25%, 2015 (n)(p)	395,000	374,263
Nexstar Broadcasting, Inc., 7%, 2014	350,000	324,625
Univision Communications, Inc., 9.75%, 2015 (n)(p)	920,000	855,600

		$6,890,536
Brokerage & Asset Managers - 0.7%
Nuveen Investments, Inc., 10.5%, 2015 (z)	$500,000	$493,750

Building - 1.2%
Building Materials Corp. of America, 7.75%, 2014	$200,000	$156,000
Nortek Holdings, Inc., 8.5%, 2014	250,000	202,500
Ply Gem Industries, Inc., 9%, 2012	625,000	496,875

		$855,375
Business Services - 1.7%
Open Solutions, Inc., 9.75%, 2015 (n)	$400,000	$372,000
SunGard Data Systems, Inc., 9.125%, 2013	275,000	279,813
SunGard Data Systems, Inc., 10.25%, 2015	532,000	547,960

		$1,199,773
Cable TV - 4.7%
Atlantic Broadband Finance LLC, 9.375%, 2014	$330,000	$306,900
Cablevision Systems Corp., 8%, 2012	325,000	309,563
CCH I Holdings LLC, 11%, 2015	890,000	774,300
CCO Holdings LLC, 8.75%, 2013	500,000	488,750
CSC Holdings, Inc., 7.625%, 2011	585,000	573,300
CSC Holdings, Inc., 7.625%, 2018	140,000	127,400
Insight Midwest LP, 9.75%, 2009	42,000	42,000
Insight Midwest LP, 9.75%, 2009	101,000	101,000
Videotron Ltee, 6.875%, 2014	350,000	335,125
Virgin Media Finance PLC, 8.75%, 2014	180,000	179,100
Virgin Media Finance PLC, 8.75%, 2014	EUR 160,000	228,915

		$3,466,353

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Chemicals - 6.0%
Chemtura Corp., 6.875%, 2016	$400,000	$368,000
Huntsman International LLC, 6.875%, 2013 (n)	EUR 200,000	297,853
Huntsman International LLC, 7.875%, 2014	$370,000	396,825
Ineos Group Holdings PLC, 8.5%, 2016 (n)	265,000	238,500
Innophos, Inc., 8.875%, 2014	500,000	497,500
Koppers Holdings, Inc., 0% to 2009, 9.875% to 2014	340,000	289,000
Lyondell Chemical Co., 8%, 2014	250,000	283,125
Lyondell Chemical Co., 6.875%, 2017	350,000	397,250
Momentive Performance Materials, Inc., 9.75%, 2014 (n)	525,000	486,938
Mosaic Co., 7.625%, 2016 (n)	445,000	476,150
Nalco Co., 7.75%, 2011	105,000	106,050
Nalco Co., 8.875%, 2013	535,000	556,400

		$4,393,591
Computer Software - 0.6%
First Data Corp., 9.875%, 2015 (n)	$500,000	$465,000

Conglomerates - 1.0%
ESCO Corp., 8.625%, 2013 (n)	$205,000	$206,025
Trinity Industries, Inc., 6.5%, 2014	540,000	529,200

		$735,225
Consumer Goods & Services - 3.6%
ACCO Brands Corp., 7.625%, 2015	$95,000	$85,025
Corrections Corp. of America, 6.25%, 2013	325,000	320,938
Del Laboratories, Inc., 8%, 2012	325,000	322,563
GEO Group, Inc., 8.25%, 2013	435,000	435,000
Jarden Corp., 7.5%, 2017	260,000	234,000
Kar Holdings, Inc., 10%, 2015 (n)	280,000	254,100
Service Corp. International, 7.375%, 2014	50,000	49,500
Service Corp. International, 6.75%, 2016	205,000	193,725
Service Corp. International, 7%, 2017	785,000	739,863

		$2,634,714
Containers - 2.8%
Crown Americas LLC, 7.625%, 2013	$215,000	$219,300
Crown Americas LLC, 7.75%, 2015	530,000	540,600
Graham Packaging Co. LP, 9.875%, 2014	400,000	367,000
Owens-Brockway Glass Container, Inc., 8.25%, 2013	900,000	931,500

		$2,058,400

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Defense Electronics - 0.7%
L-3 Communications Corp., 5.875%, 2015	$200,000	$192,000
L-3 Communications Corp., 6.375%, 2015	310,000	306,900

		$498,900
Electronics - 1.4%
Flextronics International Ltd., 6.25%, 2014	$420,000	$399,525
Freescale Semiconductor, Inc., 10.125%, 2016	230,000	197,225
Spansion LLC, 11.25%, 2016 (n)	500,000	455,000

		$1,051,750
Energy - Independent - 5.2%
Chaparral Energy, Inc., 8.875%, 2017 (n)	$370,000	$329,300
Chesapeake Energy Corp., 7.5%, 2014	370,000	378,325
Chesapeake Energy Corp., 7%, 2014	250,000	250,000
Chesapeake Energy Corp., 6.375%, 2015	270,000	259,200
Forest Oil Corp., 8%, 2011	220,000	227,700
Hilcorp Energy I LP, 7.75%, 2015 (n)	125,000	120,938
Hilcorp Energy I LP, 9%, 2016 (n)	410,000	418,200
Mariner Energy, Inc., 8%, 2017	510,000	481,950
OPTI Canada, Inc., 8.25%, 2014 (n)	445,000	438,325
Plains Exploration & Production Co., 7%, 2017	580,000	551,000
Quicksilver Resources, Inc., 7.125%, 2016	325,000	313,625

		$3,768,563
Entertainment - 0.8%
AMC Entertainment, Inc., 11%, 2016	$565,000	$591,838

Financial Institutions - 2.4%
General Motors Acceptance Corp., 6.875%, 2011	$1,570,000	$1,371,712
Residential Capital LLC, 6.125%, 2008	470,000	366,600
Residential Capital LLC, 6.5%, 2012	40,000	26,000

		$1,764,312
Food & Beverages - 3.1%
ARAMARK Corp., 8.5%, 2015	$525,000	$526,969
B&G Foods, Inc., 8%, 2011	325,000	315,250
Dean Foods Co., 7%, 2016	495,000	438,075
Del Monte Corp., 6.75%, 2015	335,000	314,900
Pinnacle Foods Finance LLC, 9.25%, 2015 (n)	370,000	334,850
Reddy Ice Holdings, Inc., 0% to 2008, 10.5% to 2012	315,000	299,250

		$2,229,294

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Forest & Paper Products - 3.5%
Abitibi-Consolidated Co., 8.375%, 2015	$380,000	$286,900
Bowater, Inc., 6.5%, 2013	500,000	357,500
Canada Paper Corp., 8.625%, 2011	295,000	244,850
Domtar Corp., 7.125%, 2015	370,000	357,050
Georgia-Pacific Corp., 8%, 2024	425,000	400,563
Jefferson Smurfit Corp., 8.25%, 2012	395,000	391,050
Neenah Paper, Inc., 7.375%, 2014	130,000	120,900
NewPage Corp., 10%, 2012	195,000	198,900
NewPage Corp., 12%, 2013	190,000	198,550

		$2,556,263
Gaming & Lodging - 9.6%
Chukchansi Economic Development Authority, FRN, 8.858%, 2012 (z)	$275,000	$268,125
Circus & Eldorado Joint Venture, 10.125%, 2012	300,000	310,500
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (n)	380,000	336,300
Galaxy Entertainment Group Ltd., 9.875%, 2012 (n)	350,000	367,500
Global Cash Access, Inc., 8.75%, 2012	332,000	299,630
Harrah’s Operating Co., Inc., 5.375%, 2013	175,000	137,375
Harrah’s Operating Co., Inc., 5.625%, 2015	570,000	424,650
Harrah’s Operating Co., Inc., 5.75%, 2017	510,000	364,650
Isle of Capri Casinos, Inc., 7%, 2014	240,000	205,200
Jacobs Entertainment, Inc., 9.75%, 2014	365,000	357,700
MGM Mirage, Inc., 5.875%, 2014	180,000	163,125
MGM Mirage, Inc., 7.5%, 2016	1,755,000	1,724,288
Pinnacle Entertainment, Inc., 8.25%, 2012	95,000	95,950
Pinnacle Entertainment, Inc., 7.5%, 2015 (n)	605,000	565,675
Station Casinos, Inc., 6.625%, 2018	875,000	662,813
Tropicana Entertainment LLC, 9.625%, 2014	395,000	274,525
Wynn Las Vegas LLC, 6.625%, 2014	470,000	455,900

		$7,013,906
Industrial - 1.9%
Blount, Inc., 8.875%, 2012	$395,000	$395,000
Cii Carbon LLC, 11.125%, 2015 (z)	150,000	147,750
JohnsonDiversey Holdings, Inc., “B”, 9.625%, 2012	775,000	790,500
Wesco Distribution, Inc., 7.5%, 2017	75,000	69,000

		$1,402,250
Insurance - Health - 0.3%
Centene Corp., 7.25%, 2014	$245,000	$238,875

Insurance - Property & Casualty - 0.8%
USI Holdings Corp., 9.75%, 2015 (n)	$655,000	$546,925

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Machinery & Tools - 1.8%
Case New Holland, Inc., 7.125%, 2014	$500,000	$498,750
Manitowoc Co., Inc., 7.125%, 2013	165,000	162,938
Rental Service Corp., 9.5%, 2014	470,000	435,925
United Rentals, Inc., 7.75%, 2013	210,000	192,150

		$1,289,763
Medical & Health Technology & Services - 9.0%
Advanced Medical Optics, Inc., 7.5%, 2017	$425,000	$386,750
Community Health Systems, Inc., 8.875%, 2015	850,000	858,500
Cooper Cos., Inc., 7.125%, 2015	355,000	344,350
DaVita, Inc., 7.25%, 2015	380,000	369,550
HCA, Inc., 6.375%, 2015	520,000	431,600
HCA, Inc., 9.25%, 2016	1,095,000	1,133,325
HCA, Inc., 9.625%, 2016	530,000	551,200
HealthSouth Corp., 10.75%, 2016	180,000	185,400
LVB Acquisition Merger Sub, Inc., 10%, 2017 (n)	430,000	434,838
LVB Acquisition Merger Sub, Inc., 11.625%, 2017 (n)	225,000	221,906
Psychiatric Solutions, Inc., 7.75%, 2015	340,000	331,500
U.S. Oncology Holdings, Inc., FRN, 10.194%, 2012	265,000	223,925
U.S. Oncology, Inc., 10.75%, 2014	300,000	294,000
Universal Hospital Services, Inc., 8.5%, 2015 (n)(p)	400,000	400,000
VWR Funding, Inc., 10.25%, 2015 (n)	375,000	354,375

		$6,521,219
Metals & Mining - 4.7%
Arch Western Finance LLC, 6.75%, 2013	$255,000	$246,713
FMG Finance Ltd., 10.625%, 2016 (n)	670,000	770,500
Foundation PA Coal Co., 7.25%, 2014	110,000	105,875
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	1,125,000	1,215,000
Freeport-McMoRan Copper & Gold, Inc., FRN, 8.394%, 2015	150,000	152,625
Peabody Energy Corp., 7.375%, 2016	480,000	492,000
PNA Group, Inc., 10.75%, 2016	250,000	240,000
Ryerson, Inc., 12%, 2015 (n)	210,000	206,063

		$3,428,776
Municipals - 1.5%
Cabazon Band Mission Indians, CA, Mortgage Notes, 13%, 2011	$575,000	$679,650
Virginia Tobacco Settlement Financing Corp., “A-1”, 6.706%, 2046	425,000	391,055

		$1,070,705
Mutual Funds - 2.7%
Dow Jones CDX High Yield Index, 7.625%, 2012 (z)	$2,000,000	$1,940,000

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued

Natural Gas - Distribution - 1.0%
AmeriGas Partners LP, 7.125%, 2016	$300,000	$288,000
Inergy LP, 6.875%, 2014	450,000	434,250

		$722,250
Natural Gas - Pipeline - 4.8%
Atlas Pipeline Partners LP, 8.125%, 2015	$270,000	$264,600
Colorado Interstate Gas Co., 6.8%, 2015	130,000	137,600
Deutsche Bank (El Paso Performance-Linked Trust, CLN), 7.75%, 2011 (n)	300,000	314,169
El Paso Corp., 6.875%, 2014	325,000	325,953
El Paso Corp., 7.75%, 2032	290,000	289,711
MarkWest Energy Partners LP, 6.875%, 2014	315,000	296,888
MarkWest Energy Partners LP, 8.5%, 2016	150,000	150,375
Williams Cos., Inc., 6.375%, 2010 (n)	935,000	947,856
Williams Cos., Inc., 8.125%, 2012	140,000	152,600
Williams Cos., Inc., 7.75%, 2031	215,000	237,575
Williams Cos., Inc., 8.75%, 2032	341,000	411,758

		$3,529,085
Network & Telecom - 4.6%
Cincinnati Bell, Inc., 7%, 2015	$395,000	$372,288
Citizens Communications Co., 7.875%, 2027	325,000	312,000
Nordic Telephone Co. Holdings, 8.25%, 2016 (n)	EUR 240,000	356,545
Orascom Telecom Finance S.C.A., 7.875%, 2014 (z)	$225,000	207,000
Qwest Communications International, Inc. “ B”, 7.5%, 2014	250,000	248,125
Qwest Corp., 8.875%, 2012	515,000	552,981
Qwest Corp., 7.5%, 2014	145,000	146,813
Time Warner Telecom Holdings, Inc., 9.25%, 2014	330,000	337,425
Windstream Corp., 8.625%, 2016	760,000	788,500

		$3,321,677
Oil Services - 1.3%
Basic Energy Services, Inc., 7.125%, 2016	$345,000	$320,850
Compagnie Generale de Geophysique - Veritas, 7.75%, 2017	195,000	195,975
Pride International, Inc., 7.375%, 2014	220,000	225,500
Seitel, Inc., 9.75%, 2014	220,000	190,300

		$932,625
Other Banks & Diversified Financials - 0.1%
VTB Capital S.A., 6.609%, 2012 (z)	$101,000	$100,091

Pharmaceuticals - 0.3%
Rotavax LLC, 10.62%, 2014 (z)	$254,934	$240,912

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Pollution Control - 0.8%
Allied Waste North America, Inc., 7.875%, 2013	$590,000	$606,225

Printing & Publishing - 5.3%
American Media Operations, Inc., 10.25%, 2009	$438,000	$389,820
Dex Media West LLC, 9.875%, 2013	739,000	767,636
Dex Media, Inc., 0% to 2008, 9% to 2013	250,000	229,375
Idearc, Inc., 8%, 2016	1,265,000	1,182,775
Nielsen Finance LLC, 10%, 2014	205,000	208,588
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016	750,000	519,375
R.H. Donnelley Corp., 8.875%, 2016	575,000	543,375

		$3,840,944
Railroad & Shipping - 0.9%
American Railcar Industries, Inc., 7.5%, 2014	$260,000	$247,000
TFM S.A. de C.V., 9.375%, 2012	410,000	432,550

		$679,550
Real Estate - 0.5%
Rouse Co. LP, 6.75%, 2013 (n)	$350,000	$326,498

Restaurants - 0.2%
Buffets, Inc., 12.5%, 2014	$290,000	$138,475

Retailers - 1.2%
Buhrmann U.S., Inc., 7.875%, 2015	$140,000	$131,950
Couche-Tard, Inc., 7.5%, 2013	195,000	193,050
Rite Aid Corp., 9.375%, 2015 (n)	565,000	488,725
Rite Aid Corp., 7.5%, 2017	105,000	94,500

		$908,225
Specialty Chemicals - 0.4%
INVISTA, 9.25%, 2012 (n)	$285,000	$290,700

Specialty Stores - 0.6%
Michaels Stores, Inc., 10%, 2014	$210,000	$206,850
Payless ShoeSource, Inc., 8.25%, 2013	235,000	218,550

		$425,400
Telecommunications - Wireless - 4.8%
Alltel Corp., 7%, 2012	$304,000	$264,460
American Tower Corp., 7%, 2017 (n)	210,000	213,675
Digicel Group Ltd., 9.125%, 2015 (z)	25,362	22,699
Dobson Communications Corp., 8.375%, 2011	400,000	429,000

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Telecommunications - Wireless - continued
Dobson Communications Corp., 9.875%, 2012	$510,000	$557,175
MetroPCS Wireless, Inc., 9.25%, 2014	585,000	554,288
Rogers Wireless, Inc., 8%, 2012	210,000	219,081
Rural Cellular Corp., FRN, 11.106%, 2012	320,000	326,400
Rural Cellular Corp., FRN, 8.621%, 2013 (n)	355,000	360,325
U.S. Unwired, Inc., 10%, 2012	500,000	534,143

		$3,481,246
Telephone Services - 0.5%
Embarq Corp., 7.082%, 2016	$160,000	$166,869
Embarq Corp., 7.995%, 2036	160,000	169,104

		$335,973
Tobacco - 0.9%
Alliance One International, Inc., 8.5%, 2012	$295,000	$286,150
Reynolds American, Inc., 7.625%, 2016	345,000	376,641

		$662,791
Transportation - Services - 1.3%
Hertz Corp., 8.875%, 2014	$675,000	$675,000
Quality Distribution, Inc., 9%, 2010	265,000	243,800

		$918,800
Utilities - Electric Power - 7.1%
AES Corp., 9.375%, 2010	$300,000	$312,361
AES Corp., 7.75%, 2014	495,000	486,338
Dynegy Holdings, Inc., 7.5%, 2015	105,000	96,600
Dynegy Holdings, Inc., 7.125%, 2018	540,000	465,750
Edison Mission Energy, 7%, 2017	905,000	866,538
Intergen N.V., 9%, 2017 (n)	180,000	189,000
Mirant North American LLC, 7.375%, 2013	435,000	436,088
NRG Energy, Inc., 7.25%, 2014	225,000	219,938
NRG Energy, Inc., 7.375%, 2016	750,000	735,000
NRG Energy, Inc., 7.375%, 2017	245,000	239,488
NSG Holdings LLC, 7.75%, 2025 (z)	335,000	330,813
Reliant Energy, Inc., 6.75%, 2014	110,000	109,725
Reliant Energy, Inc., 7.875%, 2017	625,000	605,469
Sierra Pacific Resources, 8.625%, 2014	45,000	47,925

		$5,141,033
Total Bonds (Identified Cost, $97,259,519)		$94,403,771

Portfolio of Investments – continued

Common Stocks - 1.8%
Issuer	Shares/Par	Value ($)

Cable TV - 0.6%
Comcast Corp., “A” (a)	16,000	$328,640
Time Warner Cable, Inc. (a)	3,900	101,517

		$430,157
Construction - 0.3%
Goodman Global, Inc. (a)	8,700	$205,755

Consumer Goods & Services - 0.0%
Central Garden & Pet Co. (a)	3,100	$16,647

Electronics - 0.1%
Intel Corp.	3,200	$83,456

Energy - Integrated - 0.2%
Chevron Corp.	1,400	$122,878

Forest & Paper Products - 0.1%
Louisiana-Pacific Corp.	4,100	$63,058

Industrial - 0.0%
Fairline Management Corp. (a)	8,000	$0

Major Banks - 0.1%
Bank of America Corp.	900	$41,517
JPMorgan Chase & Co.	800	36,496

		$78,013
Pharmaceuticals - 0.1%
Johnson & Johnson	1,200	$81,288

Telephone Services - 0.3%
Windstream Corp.	16,800	$217,560

Trucking - 0.0%
Quality Distribution, Inc. (z)	2,687	$13,328
Total Common Stocks (Identified Cost, $1,488,107)		$1,312,140

Floating Rate Loans - 0.8% (g)(r)
Telecommunications - Wireless - 0.8%
Wind Acquisition Holdings Syndicated Loan, 12.6%, 2007 (Identified Cost, $648,607)	$648,235	$643,373

Portfolio of Investments – continued

Warrants - 0.0%
Issuer	Strike Price	First Exercise	Shares/Par	Value ($)

Cable TV - 0.0%
XM Satellite Radio Holdings, Inc. (a)(z)	$45.24	9/16/00	600	$1,200

Telephone Services - 0.0%
Jazztel PLC (a)(z)	EUR 34.10	6/28/00	350	$0
Total Warrants (Identified Cost, $70,525)				$1,200

Repurchase Agreements - 4.5%
Merrill Lynch, 4.62%, dated 11/30/07, due 12/03/07, total to be received $3,240,247 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost			$3,239,000	$3,239,000
Total Investments (Identified Cost, $102,705,758) (k)				$99,599,484

Other Assets, Less Liabilities - (36.7)%				(26,766,083)
Net Assets - 100.0%				$72,833,401

(a)	Non-income producing security.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end.

(k)	As of November 30, 2007, the fund held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $94,404,971 and 94.78% of market value. An independent pricing service provided an evaluated bid for 94.78% of the market value.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $17,144,967, representing 23.5% of net assets.

(p)	Payment-in-kind security.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Acquisition Cost	Current Market Value
Chukchansi Economic Development Authority, FRN, 8.858%, 2012	1/10/06	$282,562	$268,125
Cii Carbon LLC, 11.125%, 2015	11/01/07	150,000	147,750
Digicel Group Ltd., 9.125%, 2015	2/22/07-7/01/07	25,362	22,699
Dow Jones CDX High Yield Index, 7.625%, 2012	5/07/07	1,988,750	1,940,000
Jazztel PLC (Warrants)	11/29/00	602	—
Lamar Media Corp., 6.625%, 2015	11/15/07-11/20/07	281,175	280,250
NSG Holdings LLC, 7.75%, 2025	3/06/07-3/14/07	337,625	330,813
Nuveen Investments, Inc., 10.5%, 2015	10/31/07	500,000	493,750
Orascom Telecom Finance S.C.A., 7.875%, 2014	2/01/07	225,000	207,000
Quality Distribution, Inc.	12/28/06	—	13,328
Rotavax LLC, 10.62%, 2014	6/06/06-2/06/07	254,945	240,912
VTB Capital S.A., 6.609%, 2012	10/25/07	101,000	100,091
XM Satellite Radio Holdings, Inc. (Warrants)	3/29/00-7/11/00	69,923	1,200
Total Restricted Securities			$4,045,918
% of Net Assets			5.6%

The following abbreviations are used in this report and are defined:

CLN	Credit-Linked Note
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Forward Foreign Currency Exchange Contracts at 11/30/07

Type	Currency	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Depreciation
BUY	EUR	353,104	1/16/08	$517,852	$517,282	$(570)
SELL	EUR	990,000	12/19/07	1,375,229	1,449,640	(74,411)

						$(74,981)

At November 30, 2007, the fund had sufficient cash and/or securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 11/30/07

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments, at value (identified cost, $102,705,758)	$99,599,484
Cash	841
Receivable for investments sold	2,098,433
Interest and dividends receivable	2,135,020
Receivable from investment adviser	10,876
Other assets	19,762
Total assets		$103,864,416
Liabilities
Notes payable	$28,500,000
Distributions payable	42,317
Payable for forward foreign currency exchange contracts	74,981
Payable for investments purchased	2,028,302
Payable to affiliates
Management fee	14,741
Transfer agent and dividend disbursing costs	420
Administrative services fee	115
Payable for independent trustees’ compensation	19,587
Accrued interest expense	257,563
Accrued expenses and other liabilities	92,989
Total liabilities		$31,031,015
Net assets		$72,833,401
Net assets consist of:
Paid-in capital	$131,134,078
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(3,181,248)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(55,625,594)
Undistributed net investment income	506,165
Net assets		$72,833,401
Shares of beneficial interest outstanding		21,003,496
Net asset value per share (net assets of $72,833,401 / 21,003,496 shares of beneficial interest outstanding)		$3.47

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 11/30/07

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$8,552,662
Dividends	46,789
Other	1,485
Total investment income		$8,600,936
Expenses
Management fee	$627,381
Transfer agent and dividend disbursing costs	25,106
Administrative services fee	9,026
Independent trustees’ compensation	14,018
Stock exchange fee	17,493
Custodian fee	68,225
Interest expense	1,691,476
Shareholder communications	42,999
Auditing fees	59,995
Legal fees	6,539
Miscellaneous	10,113
Total expenses		$2,572,371
Fees paid indirectly	(3,320)
Reduction of expenses by investment adviser	(83,618)
Net expenses		$2,485,433
Net investment income		$6,115,503
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$570,151
Foreign currency transactions	4,646
Net realized gain (loss) on investments and foreign currency transactions		$574,797
Change in unrealized appreciation (depreciation)
Investments	$(4,469,688)
Translation of assets and liabilities in foreign currencies	(23,607)
Net unrealized gain (loss) on investments and foreign currency translation		$(4,493,295)
Net realized and unrealized gain (loss) on investments and foreign currency		$(3,918,498)
Change in net assets from operations		$2,197,005

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended 11/30
	2007	2006
Change in net assets
From operations
Net investment income	$6,115,503	$6,176,779
Net realized gain (loss) on investments and foreign currency transactions	574,797	(1,615,105)
Net unrealized gain (loss) on investments and foreign currency translation	(4,493,295)	3,351,219
Change in net assets from operations	$2,197,005	$7,912,893
Distributions declared to shareholders
From net investment income	$(5,796,965)	$(7,141,189)
Total change in net assets	$(3,599,960)	$771,704
Net assets
At beginning of period	76,433,361	75,661,657
At end of period (including undistributed net investment income of $506,165 and accumulated distributions in excess of net investment income of $132,339)	$72,833,401	$76,433,361

See Notes to Financial Statements

Financial Statements

STATEMENT OF CASH FLOWS

Year ended 11/30/07

This statement provides a summary of cash flows from investment activity for the fund.

Cash flows from operating activities:
Net increase in net assets from operations	$2,197,005
Adjustments to reconcile increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(109,129,089)
Proceeds from disposition of investment securities	112,775,168
Purchases of short-term investments, net	(665,000)
Unrealized appreciation / depreciation on foreign currency contracts	22,934
Increase in dividends and interest receivable	(151,776)
Decrease in other assets	1,131
Increase in receivable for investments sold	(1,499,749)
Decrease in payable for investments purchased	(772,819)
Decrease in accrued expenses and other liabilities	(55,889)
Net amortization/accretion of income	(237,460)
Increase in receivable from investment adviser	(10,876)
Unrealized appreciation / depreciation on investments	4,469,688
Realized gain / loss on investments	(570,151)
Net cash provided by operating activities	$6,373,117
Cash flows from financing activities:
Decrease in interest payable	(114,709)
Distributions paid in cash	(6,258,732)
Net cash used by financing activities	$(6,373,441)
Net decrease in cash	$(324)
Cash:
Beginning of period (including foreign currency of $212)	$1,165
End of period	$841

Supplementary disclosure of cash flow information: cash paid during the year for interest $1,806,185.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 11/30				One month ended 11/30		Year ended 10/31
	2007	2006	2005	2004	2003 (c)		2003
Net asset value, beginning of period	$3.64	$3.60	$3.87	$3.57	$3.51		$2.79
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.29	$0.33	$0.34	$0.02		$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	(0.18)	0.09	(0.28)	0.26	0.07		0.75
Total from investment operations	$0.11	$0.38	$0.05	$0.60	$0.09		$1.04
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.34)	$(0.32)	$(0.30)	$(0.03)		$(0.30)
From paid-in capital	—	—	—	—	—		(0.02)
Total distributions declared to shareholders	$(0.28)	$(0.34)	$(0.32)	$(0.30)	$(0.03)		$(0.32)
Net asset value, end of period	$3.47	$3.64	$3.60	$3.87	$3.57		$3.51
Per share market value, end of period	$2.97	$3.46	$3.15	$3.51	$3.50		$3.65
Total return at market value (%)	(6.95)	21.22	(1.63)	9.24	(3.40	)(n)	44.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.35	3.33	2.81	2.66	3.01	(a)	3.35
Expenses after expense reductions (f)	3.24	3.12	2.79	N/A	N/A		N/A
Expenses after expense reductions and excluding interest expense (f)	1.04	1.04	1.37	1.48	1.63	(a)	1.35
Net investment income	7.97	8.24	8.79	9.25	7.82	(a)	9.18
Portfolio turnover	90	54	66	80	7		64
Net assets at end of period (000 omitted)	$72,833	$76,433	$75,662	$81,229	$74,952		$73,623
(a)	Annualized.
(c)	The fund changed its fiscal year end from October 31 to November 30.
(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly.
(n)	Not annualized.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Intermediate High Income Fund (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. At the annual meeting of the shareholders of the fund held in June 2007, the shareholders, among other things, approved a new advisory agreement between MFS and the fund and elected new Trustees. Effective the close of business June 29, 2007, the existing advisory agreement between Columbia Management Advisors LLC and the fund was terminated, the fund was removed from existing service agreements among the fund, Columbia and certain affiliated funds, and new agreements became effective between MFS and the fund for investment advisory and administrative services; State Street Bank and the fund for custody, fund accounting and securities lending services; and Computershare Trust Company, N.A. and the fund for transfer agency services. At the same time, the fund changed its name to MFS Intermediate High Income Fund and the then serving Trustees and officers of the fund resigned and the newly elected Trustees and newly appointed officers took office.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest a substantial portion of its assets in lower quality debt securities that may be subject to substantially greater risk of default and whose value can decline significantly over time. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service.

Notes to Financial Statements – continued

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on independent pricing services or other information (such as the

Notes to Financial Statements – continued

correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an

Notes to Financial Statements – continued

investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Derivative instruments include forward foreign currency exchange contracts.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Statement of Cash Flows – Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and does not include any short term investments.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations.

The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. These fees are recorded on an accrual basis as income in the accompanying financial statements.

Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly – The fund’s custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the period ended November 30, 2007, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue

Notes to Financial Statements – continued

Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and amortization and accretion of debt securities.

The tax character of distributions declared to shareholders is as follows:

	11/30/07	11/30/06
Ordinary income (including any short-term capital gains)	$5,796,965	$7,141,189

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 11/30/07
Cost of investments	$102,775,431
Gross appreciation	946,343
Gross depreciation	(4,122,290)
Net unrealized appreciation (depreciation)	$(3,175,947)
Undistributed ordinary income	473,501
Capital loss carryforwards	(55,199,971)
Post-October capital loss deferral	(355,950)
Other temporary differences	(42,310)

As of November 30, 2007, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

11/30/08	$(22,694,029)
11/30/09	(23,203,433)
11/30/10	(6,431,055)
11/30/13	(796,437)
11/30/14	(2,075,017)
$(55,199,971)

Notes to Financial Statements – continued

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund’s financial statements.

(3)	Transactions with Affiliates

Information in the fund’s financial statements regarding expenses includes expenses paid by the Colonial Intermediate High Income Fund prior to June 30, 2007.

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund’s average daily net assets.

The fund pays the adviser a monthly fee equal to 20% of the fund’s leverage income; provided, however, if the fund’s net leverage income is less than zero, the adviser pays the fund the percentage indicated of the fund’s leverage income. The management fee incurred for the year ended November 30, 2007 was equivalent to an annual effective rate of 0.73% of the fund’s average daily net assets.

Prior to June 30, 2007, the fund had an investment advisory agreement with Columbia Management Advisors, LLC (“Columbia”), an indirect, wholly-owned subsidiary of the Bank of America Corporation. Under this agreement, Columbia received a monthly investment advisory fee at the annual rate of 0.65% of the fund’s average weekly net assets.

In addition, the fund paid Columbia a monthly fee of 20% of the fund’s monthly leverage income. Columbia voluntarily agreed to waive this fee. In the event that the fund’s monthly net leverage income was less than zero, then Columbia agreed to pay the fund 20% of the fund’s deficit. This management fee reduction amounted to $71,068, which is shown as a reduction of total expenses in the Statement of Operations.

Effective June 30, 2007, the investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of interest expense related to the fund’s investing activities and certain other fees and expenses, such that total annual fund operating expenses do not exceed 1.00% annually of the fund’s average daily net assets. This written agreement may be rescinded only

Notes to Financial Statements – continued

upon consent of the fund’s Board of Trustees. For the year ended November 30, 2007, this reduction amounted to $12,400 and is reflected as a reduction of total expenses in the Statement of Operations.

Transfer Agent – Computershare Trust Company, N.A. (“Computershare”) is the transfer agent for the fund. Effective June 30, 2007, MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the period from June 30, 2007 through November 30, 2007, these fees paid to MFSC amounted to $2,200. MFSC may also receive payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the period from June 30, 2007 through November 30, 2007, no out-of-pocket costs were incurred by the fund.

Pricing and Bookkeeping Fees – For the period December 15, 2006 through June 29, 2007 the fund entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company (“State Street”) and Columbia (the “Financial Reporting Services Agreement”) pursuant to which State Street provided financial reporting services to the fund. Also effective December 15, 2006 through June 29, 2007, the fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) pursuant to which State Street provided accounting services to the fund. Under these former agreements with State Street, the fund paid State Street an annual fee of $38,000 paid monthly. In addition, the fund paid State Street a monthly fee based on an annualized percentage rate of average daily net assets of the fund for the month. The fund also reimbursed State Street for certain out-of-pocket expenses and charges.

For the period December 15, 2006 through June 29, 2007, the fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provided services related to the fund’s expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the fund reimbursed Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services relating to the fund’s expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the fund under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. The fund also reimbursed Columbia and State Street for

Notes to Financial Statements – continued

out-of-pocket expenses and charges, including fees payable to third parties for pricing the fund’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the period from December 1, 2006 through June 29, 2007, the total amount paid to affiliates by the fund under these agreements, inclusive of out-of-pocket expenses, was $13,740, which was equivalent to an annual effective rate of 0.0310% of the fund’s average daily net assets. This amount is included in the custodian fee in the Statement of Operations.

Administrator – Effective June 30, 2007, MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the period from June 30, 2007 through November 30, 2007 was equivalent to an annual effective rate of 0.0279% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS and MFSC.

Prior to June 30, 2007, all former officers of the fund were employees of Columbia or its affiliates and, with the exception of the fund’s Chief Compliance Officer, received no compensation from the fund. The former Board of Trustees had appointed a Chief Compliance Officer to the fund in accordance with federal securities regulations. The fund, along with other funds managed by Columbia, paid its pro-rata share of the expenses associated with the Chief Compliance Officer. The fund’s expenses for the Chief Compliance Officer did not exceed $15,000 per year. The former trustees, officers and Chief Compliance Officer resigned effective the close of business June 29, 2007.

Deferred Trustee Compensation – The fund’s former independent trustees participated in a Deferred Compensation Plan (the Plan). The fund’s current independent trustees are not allowed to defer compensation under the Plan. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets and payable for independent trustees’ compensation is $19,583 of deferred trustees’ compensation.

Notes to Financial Statements – continued

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the period from June 30, 2007 through November 30, 2007, the fee paid to Tarantino LLC was $151. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $150, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $90,352,385 and $93,735,717, respectively.

(5)	Loan Agreement

At November 30, 2007, the fund had term loans and a revolving loan outstanding with State Street, totaling $28,500,000. The term loans are comprised of an $8,000,000 loan which bears interest at 6.14% per annum, due December 21, 2007, a $7,000,000 loan which bears interest at 5.20% per annum, due December 21, 2007, and a $7,000,000 loan which bears interest at 5.98% per annum, due August 22, 2008. The revolving loan is a $6,500,000 floating rate loan maturing on December 21, 2007. Interest is charged at a rate per annum equal to the London Interbank Offered Rate plus 0.65%. The interest rate at November 30, 2007 was 5.31%. For the year ended November 30, 2007, the average daily loan balance was $28,500,000 at a weighted average interest rate of 5.94%. The fund is subject to certain covenants including, but not limited to, requirements with respect to asset coverage, portfolio diversification and liquidity. As of November 30, 2007, the fund’s loan agreement asset coverage was $3,555 per $1,000 of indebtedness, calculated by subtracting the fund’s total liabilities plus loans outstanding from the fund’s total assets and dividing the amount by the amount of loans outstanding. On December 21, 2007 loans maturing on that date were refinanced under substantially similar terms and the maturity dates were extended.

(6)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. There were no transactions in fund shares for the year ended November 30, 2007.

Notes to Financial Statements – continued

(7)	Line of Credit

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is equal to the Federal Reserve funds rate plus 0.30%. The fund had no significant borrowings during the year under these arrangements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of MFS Intermediate High Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Intermediate High Income Fund (formerly Colonial Intermediate High Income Fund) (the Fund), including the portfolio of investments, as of November 30, 2007, and the related statements of operations and cash flows, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the period ended November 30, 2006 and the financial highlights for each of the four years in the period then ended were audited by another independent registered public accounting firm whose report, dated January 25, 2007, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Intermediate High Income Fund at November 30, 2007, the results of its operations and its cash flows, the changes in its net assets, and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 16, 2008

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of January 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
INTERESTED TRUSTEES
Robert J. Manning(k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen(k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); MIT Sloan School (education), Senior Lecturer (since 2006); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; Eastern Enterprises (diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)
Robert E. Butler(n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (since 2002)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until May 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)
OFFICERS
Maria F. Dwyer(k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)
Tracy Atkinson(k) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)
Christopher R. Bohane(k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)
Ethan D. Corey(k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
David L. DiLorenzo(k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)
Timothy M. Fagan(k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)
Mark D. Fischer(k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)
Brian E. Langenfeld(k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)
Ellen Moynihan(k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton(k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
Susan A. Pereira(k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)
Mark N. Polebaum(k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)
Richard S. Weitzel(k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)
James O. Yost(k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)

In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Fund holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years.

Each year the term of one class expires. Each Trustee’s term of office expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal.

Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Fund’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

On June 25, 2007, Christopher L. Wilson, as Chief Executive Officer of the Fund, certified to the New York Stock Exchange that as of the date of his certification he was not aware of any violation by the Fund of the corporate governance listing standards of the New York Stock Exchange.

The Fund filed with the Securities and Exchange Commission the certifications of its principal executive officer and principal financial officer under Section 302 of the Sarbanes-Oxley Act of 2003 as an exhibit to the Fund’s Form N-CSR for the period covered by this report.

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741	225 Franklin Street, Boston, MA 02110
Portfolio Manager	Independent Registered Public Accounting Firm
John Addeo David Cole	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the fund’s name under “Products and Performance – Closed-End Funds” on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2007 income tax forms in January 2008.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT INFORMATION AND NUMBER OF SHAREHOLDERS

Investor Information

Transfer Agent, Registrar and Dividend Disbursing Agent

Call	1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time

Write to:	Computershare Trust Company, N.A. P.O. Box 43078 Providence, RI 02940-3078

Number of Shareholders

As of November 30, 2007, our records indicate that there are 595 registered shareholders and approximately 5,716 shareholders owning fund shares in “street” name, such as through brokers, banks, and other financial intermediaries.

If you are a “street” name shareholder and wish to directly receive our reports, which contain certain important information about the fund, please write or call:

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

1-800-637-2304

500 Boylson Street, Boston, MA 02116

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. On June 29, 2007, the Registrant amended and restated its Code of Ethics as that term is defined in paragraph (b) of Item 2 of Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

Prior to June 29, 2007, the Board of Trustees had appointed PricewaterhouseCoopers (“PWC”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s former investment adviser, Columbia Management Advisors, LLC (“Columbia”), and to various entities either controlling, controlled by, or under common control with Columbia that provide ongoing services to the Fund (“Columbia Related Entities”). On June 29, 2007, the Board of Trustees appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant. The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser as of June 29, 2007, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2007 and 2006, audit fees billed to the Fund by PWC and E&Y, as the case may be, were as follows:

	Audit Fees
	2007	2006
Fees billed by PWC:
MFS Intermediate High Income Fund	0	39,000

	2007	2006
Fees billed by E&Y:
45,200	N/A	N/A

For the fiscal years ended November 30, 2007 and 2006, fees billed by PWC for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to Columbia and Columbia Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2007	2006	2007	2006	2007	2006
Fees billed by PWC:
To MFS Intermediate High Income Fund	5,600	4,100	3,250	2,805	0	0
To Columbia and Columbia Related Entities of MFS Intermediate High Income Fund*	0	0	0	0	357,970	505,490

Aggregate fees for non-audit

services:

	2007	2006
To MFS Intermediate High Income Fund, Columbia and Columbia Related Entities#	366,820	512,395

For the fiscal years ended November 30, 2007 and 2006, billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2007	2006	2007	2006	2007	2006
Fees billed by E&Y:
To MFS Intermediate High Income Fund	0	N/A	8,550	N/A	0	N/A
To MFS and MFS Related Entities of MFS Intermediate High Income Fund**	0	N/A	0	N/A	0	N/A

Aggregate fees for non-audit services:

	2007	2006
To MFS Intermediate High Income Fund, MFS and MFS Related Entities# #	123,959	N/A

*	This amount reflects the fees billed to Columbia and Columbia Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund.

#	This amount reflects the aggregate fees billed by PWC for non-audit services rendered to the Fund and for non-audit services rendered to Columbia and the Columbia Related Entities.

**

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

##	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees for products and services provided by PWC or E&Y related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, rating agency reviews, and internal control reviews.

2	The fees included under “Tax Fees” are fees for products and services provided by PWC or E&Y associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3	The fees included under “All Other Fees” are fees for products and services provided by PWC or E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for the subscription to tax treatise and for services related to analysis of fund administrative expenses, compliance program and records management projects.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees on June 29, 2007 relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

For any period covered by this Form N-CSR and prior to June 29, 2007, none or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and Columbia and Columbia Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied). For any period covered by this Form N-CSR on or after June 29, 2007, none, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): For any period covered by this Form N-CSR and prior to June 29, 2007, the Registrant’s Audit Committee considered whether the provision by PWC of non-audit services to Columbia and Columbia Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of PWC as the Registrant’s principal auditors. For any period covered by this Form N-CSR on or after June 29, 2007, the Registrant’s Audit Committee considered whether the provision by a E&Y of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Robert E. Butler, William R. Gutow, J. Dale Sherratt and Robert W. Uek and Ms. Laurie J. Thomsen.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

On June 29, 2007, Massachusetts Financial Services Company (“MFS”) became the investment adviser to the Registrant. The Board of Trustees and the Board of Managers of the investment companies (the “MFS Funds”) advised by MFS have delegated to MFS the right and obligation to vote proxies for shares that are owned by the MFS Funds, in accordance with MFS’ proxy voting policies and procedures (the “MFS Proxy Policies”). The MFS Proxy Policies are set forth below:

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

March 1, 2007

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS’ other investment adviser subsidiaries (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Monitoring System;

D.	Records Retention; and

E.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

MFS periodically reviews matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that – guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested elections, we will withhold our vote for, or vote against, as applicable, a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating or audit committees would include members who are not “independent.”

MFS will also withhold its vote for, or vote against, as applicable, a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials. In addition, MFS will withhold its vote for, or vote against, as applicable, all nominees standing for re-election to a board if we can determine: (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (2) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. Responsive action would include the rescission of the “poison pill”(without a broad reservation to reinstate the “poison pill” in the event of a hostile tender offer), or assurance in the proxy materials that the terms of the “poison pill” would be put to a binding shareholder vote within the next five to seven years.

MFS will also withhold its vote for, or vote against, as applicable, a nominee (other than a nominee who serves as the issuer’s Chief Executive Officer) standing for re-election if such nominee participated (as a director or committee member) in the approval of a senior executive compensation package MFS deems to be “excessive.” In the event that MFS determines that an issuer has adopted an “excessive” executive compensation package, MFS will withhold its vote for, or vote against, as applicable, the re-election of the issuer’s Chief Executive Officer as director regardless of whether the Chief Executive Officer participated in the approval of the package. MFS will determine whether a senior executive compensation package is excessive on a case by case basis. Examples of “excessive” executive compensation packages include packages that contain egregious employment contract terms or pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers or packages which include excessive perks.

MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

MFS believes that a company’s election policy should address the specific circumstances at that company. MFS considers whether a company’s election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

•

Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

•	Guidelines should include a reasonable timetable for resolution of the nominee’s status and a requirement that the resolution be disclosed together with the reasons for the resolution;

•	Vest management of the process in the company’s independent directors, other than the nominee in question; and

•	Outline the range of remedies that the independent directors may consider concerning the nominee.

Classified Boards

MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

Non-Salary Compensation Programs

MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

MFS also opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock plans, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer’s public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

Expensing of Stock Options

MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company’s financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company’s income statements.

Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, except as provided in paragraph 2 above with respect to “excessive compensation” and the election of directors, MFS opposes shareholder proposals that seek to set restrictions on executive compensation. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company’s performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured.

MFS supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a clearly satisfactory policy on the matter, or (ii) expressly prohibit any future backdating of stock options.

Employee Stock Purchase Plans

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

“Golden Parachutes”

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS will vote for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.” Nevertheless, MFS will consider supporting the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Confidential Voting

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which (for U.S. listed companies) must be comprised solely of “independent” directors.

Written Consent and Special Meetings

Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder’s right to call a special meeting of company shareholders.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Corporate Governance, Corporate Responsibility and Social Issues

There are many groups advocating social change or changes to corporate governance or corporate responsibility standards, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Generally, MFS votes with management on such proposals unless MFS can determine that the benefit to shareholders will outweigh any costs or disruptions to the business if the proposal were adopted. Common among the shareholder proposals that MFS generally votes against are proposals requiring the company to use corporate resources to further a particular social objective outside the business of the company, to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards), to disclose political contributions made by the issuer, to separate the Chairman and Chief Executive Officer positions, or to promulgate special reports on various activities or proposals for which no discernible shareholder economic advantage is evident.

The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

Many of the items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs.

MFS generally supports the election of a director nominee standing for re-election in uncontested elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. MFS will also withhold its vote for, or vote against, as applicable, a director nominee standing for re-election of an issuer that has adopted an excessive compensation package for its senior executives as described above in the section entitled “Voting Guidelines-MFS’ Policy on Specific Issues-Election of Directors.”

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent. MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. Any significant attempt to influence MFS’ voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS or its affiliate MFS Retirement Services, Inc. (“RSI”), and (iii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution, institutional business units and RSI. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.1 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C.	MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

[1]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

D.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.	REPORTS

MFS Funds

MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

General. Information regarding the portfolio manager(s) of the MFS Intermediate High Income Fund (the “Fund”) is set forth below.

Portfolio Manager	Primary Role	Since	Title and Five Year History

David P. Cole	Portfolio Manager	June 29, 2007	Investment Officer of MFS; employed in the investment management area of MFS since 2004. High Yield Analyst at Franklin Templeton Investments from 1999 to 2004.

John Addeo	Portfolio Manager	June 29, 2007	Investment Officer of MFS; employed in the investment management area of MFS since 1998.

Compensation. Portfolio manager total cash compensation is a combination of base salary and performance bonus:

•	Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

•	Performance Bonus – Performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

•

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or benchmark index with respect to each account. (Generally the benchmark index used is a benchmark index set forth in the Fund’s annual report to shareholders to which the Fund’s performance is compared. With respect to funds with multiple portfolio managers, the index used may differ for each portfolio manager, and may not be a benchmark index set forth in the Fund’s annual report to shareholders, but will be an appropriate benchmark index based on the respective portfolio manager’s role in managing the fund.) Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to portfolio performance over three-year and five-year time periods with lesser consideration given to portfolio performance over a one-year period (adjusted as appropriate if the portfolio manager has served for less than five years).

•

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares. The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager as of the Fund’s fiscal year ended November 30, 2007. The following dollar ranges apply:

N. None

A. $1 - $10,000

B. $10,001 - $50,000

C. $50,001 - $100,000

D. $100,001 - $500,000

E. $500,001 - $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
David P. Cole	N
John Addeo	N

Other Accounts. In addition to the Fund, the Fund’s portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which as of the Fund’s fiscal year ended November 30, 2007 were as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts*	Total Assets*	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David P. Cole	11	$4.3 billion	2	$218.2 million	0	N/A
John Addeo	14	$4.6 billion	3	$493.1 million	2	$523.8 million

*	Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there may be securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

MFS does not receive a performance fee for its management of the Fund. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund - for instance, those that pay a higher advisory fee and/or have a performance fee.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Intermediate High Income Fund

Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
12/1/06-12/31/06	0	N/A	0	0
1/1/07-1/31/07	0	N/A	0	0
2/1/07-2/28/07	0	N/A	0	0
3/1/07-3/31/07	0	N/A	0	0
4/1/07-4/30/07	0	N/A	0	0
5/1/07-5/31/07	0	N/A	0	0
6/1/07-6/30/07	0	N/A	0	0
7/1/07-7/31/07	0	N/A	0	0
8/1/07-8/31/07	0	N/A	0	0
9/1/07-9/30/07	0	N/A	0	0
10/1/07-10/31/07	0	N/A	0	0
11/1/07-11/30/07	0	N/A	0	0
Total	0		0

Note: The Board of Trustees approves procedures to repurchase shares annually. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on March 1st of each year. The programs conform to the conditions of Rule 10b-18 of the securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (March 1 through the following February 28) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (March 1). The aggregate number of shares available for purchase for the March 1, 2007 plan year is 0.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

Except as set forth below, there were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting. On June 29, 2007, Massachusetts Financial Services Company (“MFS”) became the investment adviser and fund administrator to the Registrant. As a result of MFS’ appointment as investment adviser and fund administrator to the Registrant, the Registrant amended its internal controls over financial reporting to utilize the internal controls over financial reporting utilized by other investment management companies for which MFS provides investment advisory and fund administration services. Therefore, the internal controls over financial reporting of the Registrant prior to June 29, 2007 may materially differ from those currently utilized for the Registrant.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Agreement and Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS INTERMEDIATE HIGH INCOME FUND

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: January 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: January 17, 2008

By (Signature and Title)*	TRACY ATKINSON
Tracy Atkinson, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 17, 2008

*	Print name and title of each signing officer under his or her signature.